Exhibit 10.2

Execution Version

This AMENDMENT NO. 3, dated as of [ ], 2019 (this “Amendment”), among TAILORED BRANDS, INC., a Texas corporation (“Parent”), THE MEN’S WEARHOUSE, INC., a Texas corporation (the “Company” or the “Lead Borrower”), each of the other U.S. Subsidiary Borrowers party hereto (together with Parent and the Company, the “U.S. Borrowers”), MOORES THE SUIT PEOPLE INC., a corporation organized under the laws of New Brunswick (the “Canadian Borrower” and together with the U.S. Borrowers, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as Canadian Administrative Agent, amends that certain Credit Agreement dated as of June 18, 2014, among the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the lenders from time to time party thereto (as amended by the Joinder Agreement dated as of June 18, 2014, Amendment No. 1 dated as of July 28, 2014, the Joinder Agreement effective as of January 31, 2016, the Joinder Agreement dated as of June 30, 2016,  and Amendment No. 2 dated as of October 25, 2017, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders party hereto constituting the Required Lenders, the Administrative Agent and the Canadian Administrative Agent have agreed to further amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1.      Amendments to the Credit Agreement.  The Credit Agreement is hereby amended to delete Section 5.01(f) in its entirety.

SECTION 2.      Effectiveness.  This Amendment shall become effective on the date that the Administrative Agent shall have received executed counterparts hereof from the Borrower Representative and Lenders constituting the Required Lenders (the date of such effectiveness, the “Amendment No. 3 Effective Date”).  The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment No. 3  Effective Date, and such notice shall be conclusive and binding.

SECTION 3.      Representations and Warranties.  Each Loan Party hereby represents and warrants that (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date; provided that any representation and warranty that (x) is qualified as to “materiality”, “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein)) and (y) expressly relates to a given date or period is true and correct in all material respects (or all respects, if qualified as to “materiality” and “material adverse effect”) as of the respective date or for the respective period, as the case may be; provided that those representations and warranties that speak only of a specific date shall only speak as of such date; and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 4.      No other amendments; No novation.  Except as hereby amended, the terms and provisions of the Credit Agreement shall remain in full force and effect.  The parties acknowledge and agree that this Amendment is not and shall not be construed as a novation of the Credit Agreement as in effect prior to the Amendment No. 3  Effective Date, or of any other Loan Document.  Without limiting the foregoing, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the other Lender Parties, the Administrative Agent, the Canadian Administrative Agent or the other Secured Parties under any Collateral Document or under the Intercreditor Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Documents or the Intercreditor Agreement, all of which are ratified and affirmed in all respects and remain in full force and effect.

SECTION 5.      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

TAILORED BRANDS, INC.,
as Parent and a U.S. Borrower

By:	/s/ Brian T. Vaclavik
Name:	Brian T. Vaclavik
Title:	Senior Vice President and Chief Accounting Officer

THE MEN’S WEARHOUSE, INC.,
as the Company, a U.S. Subsidiary Borrower and the Borrower Representative

By:	/s/ Brian T. Vaclavik
Name:	Brian T. Vaclavik
Title:	Senior Vice President and Chief Accounting Officer

TWIN HILL ACQUISITION COMPANY, INC.
RENWICK TECHNOLOGIES, INC.
TMW MERCHANTS LLC
MWDC HOLDING INC.
K&G MEN’S COMPANY INC.
JA APPAREL CORP.
NASHAWENA MILLS CORP.
JOSEPH ABBOUD MANUFACTURING CORP.
JOS. A. BANK CLOTHIERS, INC.
THE JOSEPH A. BANK MFG. CO., INC.
TAILORED SHARED SERVICES, LLC
TAILORED BRANDS PURCHASING LLC
TAILORED BRANDS GIFT CARD CO LLC,
each as a U.S. Subsidiary Borrower

By:	/s/ Brian T. Vaclavik
Name:	Brian T. Vaclavik
Title:	Senior Vice President and Chief Accounting Officer

MOORES THE SUIT PEOPLE INC.,
as the Canadian Borrower

By:	/s/ Brian T. Vaclavik
Name:	Brian T. Vaclavik
Title:	Senior Vice President and Chief Accounting Officer

[Signature Page - Amendment No. 3 to ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Jon Eckhouse
Name: Jon Eckhouse
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as Canadian Administrative Agent

By:	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., as a U.S.
Revolving Lender, a U.S. Issuing Bank and the U.S.
Swingline Lender

By:	/s/ Jon Eckhouse
Name: Jon Eckhouse
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Revolving Lender, a Canadian Issuing Bank
and the Canadian Swingline Lender

By:	/s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Authorized Officer

[Signature Page - Amendment No. 3 to ABL Credit Agreement]

LENDER SIGNATURE PAGE

Wells Fargo Bank, N.A.

as a U.S. Revolving Lender

By:	/s/ Brendan Hogan
Name:	Brendan Hogan
Title:	Assistant Vice President

If a second signatory is necessary:

Wells Fargo Capital Finance Corporation Canada

as a Canadian Revolving Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President

[Signature Page - Amendment No. 3 to ABL Credit Agreement]

LENDER SIGNATURE PAGE

Bank of America, N.A.

as a U.S. Revolving Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

If a second signatory is necessary:

Bank of America, N.A., (acting through its Canada Branch

as a Canadian Revolving Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page - Amendment No. 3 to ABL Credit Agreement]

LENDER SIGNATURE PAGE

U.S. Bank National Association

as a U.S. Revolving Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

U.S. Bank National Association, acting through its Canada Branch,

as a Canadian Revolving Lender

By:	/s/ John Rehob
Name:	John Rehob
Title:	Vice President & Principal Officer

[Signature Page - Amendment No. 3 to ABL Credit Agreement]

LENDER SIGNATURE PAGE

Regions Bank

as a U.S. Revolving Lender

By:	/s/ Connie Ruan
Name:	Connie Ruan
Title:	Director

Regions Bank

as a Canadian Revolving Lender

By:	/s/ John Rehob
Name:	John Rehob
Title:	Vice President & Principal Officer

[Signature Page - Amendment No. 3 to ABL Credit Agreement]